Exhibit 99.1

Date: August 5, 2011

Xodtec LED, Inc.
2F, No.139, Jian 1st Rd.
Jhonghe City,
Taipei County 235, Taiwan (R.O.C.)

Re:  Debt Cancellation Agreement

Dear Sirs:

This agreement sets forth the terms on which the undersigned (the “Lender”) agrees to cancel indebtedness to the Lender by Xodtec LED, Inc., a Nevada corporation (the “Company”), in the principal amount of US$822,358, in consideration for which the Company will issue to Lender 16,447,160 shares (the “Shares”) of common stock, par value $.001 per share (“Common Stock”).

In consideration of the mutual covenants and agreements set forth herein, the Company and the Lender hereby agree as follows:

1. The Lender hereby agrees to cancel, and by execution of this Agreement does hereby cancel, indebtedness due from the Company in the principal amount of US$822,358.  The Lender and the Company acknowledge that the indebtedness did not bear interest.  The Lender will take such steps and execute such documents as the Company reasonably requests in order to reflect the cancellation of indebtedness of the Company’s books and records, including the delivery and marking for cancellation any promissory notes representing the indebtedness..

2. The Lender hereby represents, warrants, covenants and agrees as follows:

(a) The Lender understands that the issuance of the Shares is being made only by means of this Agreement.  The Lender understands that the Company has not authorized the use of, and the Lender confirms that she is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”) on or prior to the date of this Agreement.  The Lender is aware that the acquisition of the Shares involves a high degree of risk and that the Lender may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company will need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  The Lender understands that she is presently unable to publicly sell the Shares pursuant to Rule 144 of the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and that his ability to sell the Shares in the public market is limited as provided in said Rule 144.  Furthermore, in acquiring the Shares, the Lender acknowledges that she is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in purchasing the Shares. The Lender is a director of the Company and is familiar with the risks of owning stock in the Company.

(b) The Lender represents to the Company that he is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he understands the meaning of the term “accredited investor.”  The Lender has indicated on the signature page of this Agreement the basis for his status as an accredited investor, based on the definition as set forth in Exhibit A to this Agreement.  The Lender further represents that she has such knowledge and experience in financial and business matters as to enable him to understand the nature and extent of the risks involved in acquiring the Shares.  The Lender is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Lender has engaged his own counsel and accountants to the extent that she deems it necessary.

(c) The Lender is not acquiring the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S of the Commission under the Securities Act (“Regulation S”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Lender may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

(d) The Lender acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(e) The Lender acknowledges and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

(f) The Lender represents and warrants that no broker or finder was involved directly or indirectly in connection with his purchase of the Shares pursuant to this Agreement except as disclosed in writing to the Company. The Lender shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Lender’s warranty contained in this Section 2(f).

(g) The Lender understands that he has no registration rights with respect to the Shares.

(h) The Lender is not a citizen or resident of the United States.

(i) The Lender is acquiring the Shares for his own account, for investment only and not with a view to resale or distribution and, in particular, has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Shares.

(j) The Lender was not induced to accept the Shares in cancellation of indebtedness by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(k) No person has made to the Lender any written or oral representations:

(i) that any person will resell or repurchase any of the Shares;

(ii) that any person will refund the purchase price of any of the Shares;

(iii) as to the future price or value of any of the Shares; or

(iv) that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

(l) The Lender will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(m) The Lender represents and warrants that the address set forth on the signature page is his true and correct address, and understands that the Company will rely on this representation.

(n) The Lender is not an associate of a registered broker-dealer.

(o) The Lender acknowledges that the Company has made no representation or warranties except as expressly set forth in this Agreement.

3. The Company represents and warrants to the Lender as follows:

(a) The issuance of the Shares has been duly authorized by all necessary corporate action and when issued pursuant to this Agreement upon cancellation of indebted as provided in this Agreement, the Shares will be duly and validly authorized and issued, fully paid and non-assessable.

(b) The Shares are being sold in reliance upon the exemptions from the registration provided by Regulation S of the Commission under the Securities Act, it being understood that the Company will be rely upon the representations of the Lender in claiming such exemption.

4. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier or e-mail if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 4.  Notices shall be deemed to have been received on the date of receipt.  Notices shall be sent to the Company at at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to the Lender at his address and telecopier number set forth on the records of the Company.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 8.

5. (a)           This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b) The Lender and the Company agree that any dispute or claim, whether based on contract, tort, discrimination, retaliation, or otherwise, relating to, arising from, or connected in any manner with this Agreement shall be resolved exclusively through final and binding arbitration under the auspices of the Hong Kong Chamber of Commerce (“HKCC”) in accordance with the commercial arbitration rules and supplementary procedures for international commercial arbitration of the HKCC.  The arbitration shall be held in Hong Kong.  There shall be three arbitrators: one arbitrator shall be chosen by each party to the dispute and those two arbitrators shall choose the third arbitrator.  Each party shall cooperate with the other in making full disclosure of and providing complete access to all information and documents requested by the other party in connection with the arbitration proceedings.  Arbitration shall be the sole, binding, exclusive and final remedy for resolving any dispute between the parties.  The arbitrators shall have jurisdiction to determine any claim, including the arbitrability of any claim, submitted to them.  The arbitrators may grant any relief authorized by law for any properly established claim.  The parties acknowledges that the purpose and effect of this Section 5(b) is solely to elect private arbitration in lieu of any judicial proceeding such party might otherwise have available

(c) In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(f) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

[Signature on next page]

Very truly yours,

INVESTOR:

/s/ Yao-Ting Su
Yao-Ting Su

Address of Lender
Social Security or Taxpayer Identification Number of Lender
The Lender meets the tests for an accredited investor as set forth in the following Sectionof Exhibit A:  (c)

Accepted this 1st day of July, 2011

XODTEC LED, INC.

By: /s/ Hui-Yun Lo
Name: Hui-Yun Lo
Title:   Director, authorized by the Board of
           Directors to execute this Agreement

Exhibit A
Accredited Lenders

An individual who meets any one of the following tests is an accredited investor:

(a)           The person has a net worth, or joint net worth with the Lender’s spouse, of at least $1,000,000, exclusive of the equity in such Person’s residence.

(b)           The person had individual income of more than $200,000 (or $300,000 jointly with such person’s spouse) for the past two years, and the Lender has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with such person’s spouse) for the current year.

(c)           The Lender is an officer or director of the Company.

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).

 A-1